UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2005

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RENOVO HOLDINGS

(Exact name of registrant as specified in its charter)

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Nevada	000-49634	88-0475756
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Candace Drive
Suite 100
Maitland, Florida	32751
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 599-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 26, 2005, the Registrant and its sole officer, director and principal stockholder, Stephen W. Carnes, entered into an Agreement and Plan of Merger (the "Merger Agreement") with ei3 Corporation, a Delaware corporation (“ei3”). Pursuant to the terms of the Merger Agreement, the Registrant will reincorporate in Delaware and then merge (the "Merger") with ei3, with the Registrant as the surviving corporation of Merger. The Registrant will change its name to ei3 Corporation and will cease to be a shell company. The merger is intended to be structured as a tax-free reorganization accounted for as a purchase whereby ei3 will be merged with and into the Registrant wherein the separate corporate existence of ei3 shall cease to exist. As a result of the Merger, the stockholders of ei3 will receive shares of the Registrant's common stock representing approximately 93% of the Registrant's outstanding shares of common stock after the Merger.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report.

The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the filed Merger Agreement.

On the terms and subject to the conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of ei3’s common stock issued and outstanding immediately prior to the effective time of the Merger will be automatically converted into the right to receive four (4) shares of the Registrant’s common stock. As of the closing date of the Merger, the aggregate number of the Registrant’s shares to be issued to the ei3 stockholders shall equal approximately 93% of the Registrant’s outstanding shares of common stock. The shares of the Registrant's common stock issued in the Merger will not be registered under the Securities Act of 1933, as amended and will therefore be deemed "restricted securities".

Consummation of the Merger is subject to the satisfaction of various conditions, including (i) approval of the Merger Agreement and the Merger by the Registrant’s and ei3’s stockholders, (ii) approval by the Registrant’s stockholders to reincorporate (change of domicile) the Registrant in the State of Delaware; (iii) approval by the Registrant’s stockholders of a one for 47.84168 reverse stock split, such that the Registrant shall have not more than 10,147,620 shares of common stock issued and outstanding; (iv) certain of the Registrant's notes held by Cornell Capital Partners being amended in form satisfactory to ei3; (v) ei3 shall have consummated a debt or equity financing of at least $1,500,000; and (vi) the accuracy of representations and warranties. The Merger Agreement contains certain termination rights for both the Registrant and ei3.

Further, Stephen W. Carnes, the Registrant’s sole officer, director and principal stockholder will receive $200,000 in cash upon closing of the Merger. In addition, Mr. Carnes has agreed to assume all of the Registrant’s liabilities, excluding the notes held by Cornell Capital Partners, upon closing of the Merger, pursuant to the terms of an Assumption Agreement dated September 26, 2005 between the Registrant and Mr. Carnes, a copy of which is filed as Exhibit 10.1 to this Current Report.

The Merger Agreement is being filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Registrant or ei3.

Additional Information about the Merger and Where to Find It

The Registrant plans to file with the SEC a Definitive Proxy Statement in connection with the Merger and mail the Proxy Statement to its stockholders of record as of the record date set for the stockholders meeting at which the Merger and related transactions will be voted on by the Registrant's stockholders. The Proxy Statement will contain important information about the Registrant, ei3, the Merger and related matters that should be considered by stockholders before making any decision regarding the Merger and related transactions. Stockholders of the Registrant are urged to read the Proxy Statement prior to voting on the Merger. Once the Proxy Statement is filed with the SEC, it will be available free of charge on the SEC’s web site at www.sec.gov. In addition, the Registrant files annual, quarterly and special reports and other information with the SEC, which are also available free of charge at the SEC’s website.

The Registrant and its sole officer and director may be deemed to be participants in the solicitation of proxies from the Registrant’s stockholders in connection with the Merger.  Information about the sole officer and director of the Registrant and his ownership of the Registrant’s common stock is set forth in the Registrant’s Annual Report on Form 10-KSB filed with the SEC on May 20, 2005 and on his Form 4/A filed on September 6, 2005.  As of the date of this Current Report, Stephen W. Carnes, the Registrant’s sole officer and director, holds 245,000,000 shares of the Registrant’s common stock (approximately 50.5% of the total issued and outstanding shares of common stock). Mr. Carnes has agreed to vote in favor of the Merger.

ABOUT ei3

ei3 is a privately held company which provides its customers the ability to remotely monitor and service their equipment through ei3’s proprietary networking and ASP software. In addition to a remote service platform, ei3 offers customer-driven productivity tools to enhance equipment performance for manufacturers. ei3 also provides network management, software licensing, hosting and technical support services.

Item 3.02 Unregistered Sales of Equity Securities

The share of the Registrant's common stock to be issued in the Merger described in Item 1.01 of this Current Report will be issued to the stockholders of ei3 in exchange for their shares of common stock of ei3 pursuant to an exemption from registration under the Securities Act of 1933, as amended, namely Section 4(2) of such Act and Regulation D (Section 506) thereunder. All of the stockholders of ei3 are either "accredited investors" as that term is defined in Regulation D or will be supplied with the information required by Regulation D to be provided to “sophisticated” non-accredited investors. There will be less than 35 "purchasers" as contemplated by Section 506 of Regulation D. The information about the transaction described in Item 1.01 is incorporated herein by reference.

Section 9 –Exhibits

EXHIBITS

2.1	Agreement and Plan of Merger among the Registrant, Stephen Carnes and ei3 Corporation, dated September 26, 2005.
10.1	Assumption Agreement dated September 26, 2005 between the Registrant and Stephen W. Carnes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVO HOLDINGS

By:/s/ Stephen W. Carnes
Stephen W. Carnes, President

Date: September 29, 2005

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